UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2005

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 30, 2006, Mr. Gregory E. Hare was appointed Chief Financial Officer of Guardian Technologies International, Inc. (the “Company”), to replace Mr. William J. Donovan, who resigned from such position effective as of such date.  Mr. Donovan was appointed President and Chief Operating Officer of the Company effective November 21, 2005, and agreed to continue as Chief Financial Officer until a replacement Chief Financial Officer was appointed.

From May 2001 until January 2006, Mr. Hare, aged 52, was employed by Jane Cosmetics, a cosmetics manufacturing and distribution company.  He served as Chief Financial Officer and controller of Jane & Company, LLC, from 2004 until January 2006, and as Director of Finance of the Estee Lauder Companies, Inc., subsidiary Jane Cosmetics, Inc., from 2001 to 2004.  From 1996 to 2001, Mr. Hare was Chief Financial Officer and controller of LFB Enterprises, Inc., a privately held hospitality company.  Prior to that, Mr. Hare held various accounting and financial positions, including Manager, Pricing Group of McCormick & Company, Inc., a publicly held international spice manufacturer and distributor; Chief Financial Officer and controller of Acordia Collegiate Benefits, Inc., a subsidiary of Blue Cross/Blue Shield of Indiana; controller of Bethesda Research Laboratories; and Accounting Manager with AMF Head Sports Wear, Inc.  Mr. Hare received a Bachelor of Science degree from the University of Baltimore School of Business and an MBA from the Sellinger School of Business of Loyola College, Baltimore, Maryland.  Mr. Hare has been a certified public accountant since 1979  There are no family relationships between Mr. Hare and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Effective as of the date of his appointment, Mr. Hare entered into an employment agreement with the Company. The employment agreement is for a term of two years unless earlier terminated and is automatically renewable for one year terms.  The employment agreement provides for annual salary of $200,000.  The agreement provides for annual performance bonuses based on goals established by the Company and agreed to by Mr. Hare, participation in the Company’s stock option and other award plans, and participation in any Company benefit policies or plans adopted by the Company on the same basis as other employees at Mr. Hare’s level.  The Company has agreed to grant to Mr. Hare, subject to approval of the Company’s Compensation Committee, stock options to purchase 200,000 shares of the Company’s common stock pursuant to the Company’s Amended and Restated 2003 Stock Incentive Plan, one-half of which options will vest on the one year anniversary of the commencement of his employment and the remaining options vesting on the two year anniversary of the commencement of his employment.  The employment agreement may be terminated by Mr. Hare on 30 days prior written notice.  The employment agreement may be terminated by reason of death, disability or for cause.  In the event the agreement is terminated for death or disability of the employee, the Company’s obligation to pay compensation to the employee shall terminate immediately; provided that if the Company does not maintain disability insurance for the employee, employee shall be entitled to be paid his base salary for one year following his disability.  In the event the employee is terminated other than by reason of his death, disability, for cause, or change in control, the employee is entitled to payment of his base salary for one year following termination and all stock options, rights or awards issued or granted pursuant to any incentive or stock option plan automatically and immediately vest and become exercisable.  Further, if Mr. Hare terminates his employment by reason of the following material reasons (each a “material reason”): written demand by the Company to change the principal workplace of the employee to a location outside of a 50-mile radius from the current principal address of the Company; a material reduction in the number or seniority of personnel reporting to employee or a material reduction in the frequency  or in nature of matters with respect to which such personnel are to report to employee, other than as part of a Company wide reduction in staff; an adverse change in employee’s title; a material decrease in employee’s responsibilities; or a material demotion of employee, Mr. Hare is entitled to be paid the greater of the base salary remaining under the employment agreement or 12 months base salary.  Also, in the event of a “change in control” of the Company and, within 12 months of such change of control, employee’s employment is terminated or one of the events in the immediately preceding sentence occurs, Mr. Hare is entitled to be paid his base salary for 18 months following such termination or event.  A “change in control” would include the occurrence of one of the following events:

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the approval of the shareholders for a complete liquidation or dissolution of the Company;

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the acquisition of 20% or more of the outstanding common stock of the Company or of voting power by any person, except for purchases directly from the Company, any acquisition by the Company, any acquisition by a Company employee benefit plan, or a permitted business combination;

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if two-thirds of the incumbent board members as of the date of the agreement cease to be board members, unless the nomination of any such additional board member was approved by three-quarters of the incumbent board members;

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upon the consummation of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of the Company, except if (i) all of the beneficial owners of the Company’s outstanding common stock or voting securities who were beneficial owners before such transaction own more than 50% of the outstanding common stock or voting power entitled to vote in the election of directors resulting from such transaction in substantially the same proportions, (ii) no person owns more than 20% of the outstanding common stock of the Company or the combined voting power of voting securities except to the extent it existed before such transaction, and (iii) at least a majority of the members of the board before such transaction were members of the board at the time the employment agreement was executed or the action providing for the transaction.

Also, Mr. hare has entered into a proprietary information, invention assignment and non-competition agreement (“non-competition agreement”), pursuant to which he has agreed not to disclose confidential information regarding the Company, agrees that inventions conceived during his employment become the property of the Company, agrees not to compete with the business of the Company for a period of one year following termination or expiration of his employment, and agrees not to  solicit employees or customers of the Company following termination of his employment.  The employment agreement provides for arbitration in the event of any dispute arising out of the agreement or his employment, other than disputes arising under the non-competition agreement.  A copy of Mr. Hare’s employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference thereto.

Item 8.01.

Other Events

Effective January 31, 2006, the Company issued a press release regarding the appointment of Mr. Hare as Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits.

99.1

Press Release dated January 31, 2006.

10.1

Employment Agreement, dated December 21, 2006, by and between Mr. Gregory E. Hare and the Company, filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: January 31, 2006	By: /s/ Michael W. Trudnak Chief Executive Officer

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